UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

December 28, 2008

Date of Report (Date of earliest event reported)

Kratos Defense & Security Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-27231	13-3818604
(Commission File Number)	(IRS Employer Identification No.)

4810 Eastgate Mall, San Diego, CA	92121
(address of principal executive offices)	(Zip Code)

(858) 812-7300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Kratos Defense & Security, Inc. (“Kratos”) is filing this Current Report on Form 8-K to recast the presentation of its consolidated financial statements that were initially filed with the Securities and Exchange Commission (the “SEC”) in its Annual Report on Form 10-K for the year ended December 28, 2008 (the “Form 10-K”) to reflect the following:

Discontinued Operations

On June 24, 2009, as a result of the continued losses in the Southeast division of our Public Safety and Security segment, our Board of Directors approved a plan to sell and dispose of this division. The plan met the criteria for discontinued operations classification in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. Accordingly, Kratos reported this business as discontinued operations in its Quarterly Report on Form 10-Q for the period ended June 28, 2009.

Under the requirements of the SEC, the classification of discontinued operations required by SFAS No. 144 is also required for previously issued financial statements for each of the three years presented in Form 10-K if those financial statements are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the Southeast division meeting the criteria for discontinued operations presentation. This reclassification has no effect on Kratos’s reported total consolidated net income, total consolidated assets, total consolidated liabilities and total consolidated shareholders’ equity for any reporting period.

Accordingly, Kratos is revising and including in this Form 8-K the following portions of the Form 10-K:

Part II - Item 6. Selected Financial Data.

Part II - Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Part II - Item 7A. Quantitative and Qualitative Disclosures About Market Risk.

Part IV - Item 8. Financial Statements.

In order to preserve the nature and character of the disclosures set forth in such items as originally filed in the Form 10-K, no attempt has been made in this Form 8-K, and it should not be read, to modify or update disclosures as presented in the Form 10-K to reflect events or occurrences after March 10, 2009 the date of the filing of the Form 10-K, except for (i) matters relating specifically to the recasting of the presentation described above and (ii) disclosure on pages 7 and 19-21 of Exhibit 99.2 and pages 17 and 22 of Exhibit 99.3 which was revised to provide additional detail regarding goodwill impairment. Therefore, this Form 8-K should be read in conjunction with the Form 10-K and Kratos’s filings made with the SEC subsequent to the filing of the Form 10-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Item 6. Selected Financial Data.
99.2	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
Item 7A. Quantitative and Qualitative Disclosures About Market Risk
99.3

Item 15. Consolidated Financial Statements of Kratos Defense and Security Solutions, Inc. as of December 31, 2007 and December 28, 2008 and for each of the three years ended December 31, 2006, and December 31, 2007 and December 28, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kratos Defense & Security Solutions, Inc.

By:	/s/ Deanna H. Lund
Deanna H. Lund
Executive Vice President, Chief Financial Officer

Date:	August 13, 2009